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                                                                    Exhibit 1(d)


                      MERRILL LYNCH RETIREMENT EQUITY FUND

     The undersigned, constituting a majority of the Trustees of Merrill Lynch Retirement Equity Fund (the "Trust"), a Massachusetts business trust, hereby certify that the Trustees of the Trust have duly adopted the following amendment to the Declaration of Trust of the Trust dated the 11th day of December, 1986, as amended.

VOTED: That the Declaration of Trust, dated December 11, 1986, as amended, be and it hereby is amended to change the name of the Trust from "Merrill Lynch Retirement Equity Fund" to "Merrill Lynch Growth Fund for Investment and Retirement" in the following manner:

               1.1 Name. The name of the trust created hereby (the "Trust") shall be "Merrill Lynch Growth Fund for Investment and Retirement", and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever hereinafter used) shall refer to the Trustees as Trustees, and not individually, and shall not refer to the officers, agents, employees or Shareholders of the Trust. However, should the Trustees determine that the use of such name is not advisable, they may select such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name. Any name change shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name. Any such instrument shall have the status of an amendment to this Declaration.


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     IN WITNESS WHEREOF, the said majority of Trustees of the Trust have signed this Certificate in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust as required by Article XI,
Section 11.3(c) of the Declaration of Trust, as amended, as of the 1st day of March, 1991.



                                       /s/ Arthur Zeikel
                                       ----------------------------------
                                       Arthur Zeikel


                                       ----------------------------------
                                       Kenneth S. Axelson


                                       ----------------------------------
                                       Herbert I. London


                                       ----------------------------------
                                       Joseph L. May


                                       ----------------------------------
                                       Andre F. Perold

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     IN WITNESS WHEREOF, the said majority of Trustees of the Trust have signed this Certificate in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust as required by Article XI,
Section 11.3(c) of the Declaration of Trust, as amended, as of the 1st day of March, 1991.



                                       ----------------------------------
                                       Arthur Zeikel


                                       /s/ Kenneth S. Axelson
                                       ----------------------------------
                                       Kenneth S. Axelson


                                       ----------------------------------
                                       Herbert I. London


                                       ----------------------------------
                                       Joseph L. May


                                       ----------------------------------
                                       Andre F. Perold

     IN WITNESS WHEREOF, the said majority of Trustees of the Trust have signed this Certificate in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust as required by Article XI,
Section 11.3(c) of the Declaration of Trust, as amended, as of the 1st day of March, 1991.



                                       ----------------------------------
                                       Arthur Zeikel


                                       ----------------------------------
                                       Kenneth S. Axelson


                                       /s/ Herbert I. London
                                       ----------------------------------
                                       Herbert I. London


                                       ----------------------------------
                                       Joseph L. May


                                       ----------------------------------
                                       Andre F. Perold

     IN WITNESS WHEREOF, the said majority of Trustees of the Trust have signed this Certificate in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust as required by Article XI,
Section 11.3(c) of the Declaration of Trust, as amended, as of the 1st day of March, 1991.



                                       ----------------------------------
                                       Arthur Zeikel


                                       ----------------------------------
                                       Kenneth S. Axelson


                                       ----------------------------------
                                       Herbert I. London


                                       /s/ Joseph L. May
                                       ----------------------------------
                                       Joseph L. May


                                       ----------------------------------
                                       Andre F. Perold

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     IN WITNESS WHEREOF, the said majority of Trustees of the Trust have signed this Certificate in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust as required by Article XI,
Section 11.3(c) of the Declaration of Trust, as amended, as of the 1st day of March, 1991.



                                       ----------------------------------
                                       Arthur Zeikel


                                       ----------------------------------
                                       Kenneth S. Axelson


                                       ----------------------------------
                                       Herbert I. London


                                       ----------------------------------
                                       Joseph L. May


                                       /s/ Andre F. Perold
                                       ----------------------------------
                                       Andre F. Perold